UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Digital World Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2022

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 Grand Ave

#450 Miami, FL 33133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 8, 2022, Digital World Acquisition Corp., a Delaware corporation (“Digital World” or the “Company”), issued a promissory note (the “Note”) in the aggregate principal amount of $2,875,000 to ARC Global Investments II LLC, the sponsor of the Company (the “Sponsor”), in connection with the extension of the termination date for the Company’s initial business combination (the “Initial Business Combination”) from September 8, 2022 to December 8, 2022.

Pursuant to the Note, the Sponsor has agreed to loan to the Company $2,875,000 to deposit into the Company’s trust account. The Note bears no interest and is repayable in full upon the earlier of (i) the date on which the Company consummates its Initial Business Combination and (ii) the date that the winding up of the Company is effective. At the election of the Sponsor and subject to certain conditions, all of the unpaid principal amount of the Note may be converted into units of the Company (the “Conversion Units”) upon consummation of the Initial Business Combination with the total Conversion Units so issued shall be equal to: (x) the portion of the principal amount of the Note being converted divided by (y) the conversion price of ten dollars ($10.00), rounded up to the nearest whole number of units.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01	Other Events.

On September 8, 2022, the Company issued a press release announcing that the special meeting of its stockholders (the “Special Meeting”), originally scheduled for September 6, 2022 and adjourned to September 8, 2022, is being further adjourned to October 10, 2022. At the Special Meeting, Digital World stockholders will be asked for approval to further amend the Company’s amended and restated certificate of incorporation (the “Extension Amendment”) to extend the period of time for completing an Initial Business Combination up to four times, each by an additional three months, for an aggregate of 12 additional months (or until September 8, 2023) or such earlier date as determined by the Company’s Board of Directors. The amendment would effectively provide for an additional six months, past the two three-month extensions permitted by the Company’s existing governing documents, to complete an Initial Business Combination.

As a result of this change, the Special Meeting will now be held at 12:00 p.m., Eastern Time, on October 10, 2022, exclusively via a live audio webcast at https://www.cstproxy.com/dwacspac/ext2022. Also as a result of this change, the date and time by which stockholders seeking to exercise redemption rights must tender their public shares physically or electronically and submit a request in writing that the Company redeem their public shares for cash to the Company’s transfer agent, Continental Stock Transfer & Trust Company, is being extended to 5:00 p.m., Eastern Time, on October 7, 2022.

The Company plans to continue to solicit proxies from stockholders during the period prior to the October 10, 2022 Special Meeting date. Only the holders of Digital World’s common stock as of the close of business on August 12, 2022, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

Digital World urges investors, stockholders and other interested persons to read the definitive proxy statement dated August 25, 2022 (the “Extension Proxy Statement”), as well as other documents filed by Digital World with the Securities and Exchange Commission (the “SEC”), because these documents contain important information about Digital World and the Extension Amendment. The Extension Proxy Statement was first mailed to stockholders of Digital World as of a record date of August 12, 2022, on August 25, 2022. Stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: info@dwacspac.com.

Digital World has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of Digital World, and a prospectus in connection with a proposed business combination (the “Business Combination”) with Trump Media & Technology Group Corp. (“TMTG”). The definitive proxy statement and other relevant documents will be mailed to stockholders of Digital World as of a record date to be established for voting on the Business Combination. Securityholders of Digital World and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Digital World’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about Digital World, TMTG and the Business Combination. Digital World securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 3109 Grand Ave, #450,Miami, FL 33133.

Participants in Solicitation

Digital World and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Digital World in favor of the approval of the proposed Extension Amendment and the Business Combination. Securityholders of Digital World and other interested persons may obtain more information regarding the names and interests of Digital World’s directors and officers in the proposed Extension Amendment and the Business Combination in Digital World’s filings with the SEC, including the Extension Proxy Statement and the Registration Statement, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors do not have any interests in Digital World or the proposed Extension Amendment other than with respect to their interests in the Business Combination, to the extent the Extension Amendment is effectuated.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Extension Amendment or Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Digital World, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Extension Amendment and the proposed Business Combination between Digital World and TMTG, including without limitation statements regarding the uncertainties relating to Digital World’s stockholder approval of the Extension Amendment, the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination and the private placement of Digital World (the “PIPE”), the implied enterprise value, future financial condition and performance of TMTG and the combined company after the closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemptions of Digital World’s public stockholders and the products and markets and expected future performance and market opportunities of TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination and the PIPE may not be completed in a timely manner or at all, which may adversely affect the price of Digital World’s securities, (ii) the risk that the Business Combination may not be completed by Digital World’s Business Combination deadline and the potential failure to obtain Digital World’s stockholder approval of the Extension Amendment, (iii) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE, including the approval of an Agreement and Plan of Merger, dated October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, and as it may further be amended or supplemented from time to time, the “Merger Agreement”) by the stockholders of Digital World, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by Digital World stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of TMTG, (x) the outcome of any legal proceedings that may be instituted against TMTG or against Digital World related to the Merger Agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) TruthSocial, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the ongoing COVID-19 pandemic and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xviii) those factors discussed in Digital World’s filings with the SEC and that that will be contained in the Extension Proxy Statement and the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of Digital World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Extension Proxy Statement, the Registration Statement and other documents to be filed by Digital World from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Digital World and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of Digital World or TMTG gives any assurance that Digital World, TMTG, or the combined company, will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

10.1	Promissory Note, dated September 8, 2022.

99.1	Press Release, dated September 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital World Acquisition Corp.

Dated: September 9, 2022	By:	/s/ Patrick Orlando
	Name:	Patrick Orlando
	Title:	Chief Executive Officer

Exhibit 10.1

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: 2,875,000	Dated as of September 8, 2022 New York, New York

Digital World Acquisition Corp., a Delaware corporation (the “Maker”), promises to pay to the order of ARC Global Investments II LLC, or its registered assigns or successors in interest (the “Payee”), or order, the principal sum of up to Two Million Eight Hundred Seventy Five Thousand Dollars ($2,875,000) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note (unless the full principal is converted pursuant to Section 15 below) shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The principal balance of this Note shall be payable by the Maker on the earlier to occur of: (i) the date on which Maker consummates its initial business combination (the “Business Combination”) and (ii) the date that the winding up of Maker is effective (such date, the “Maturity Date”). The principal balance may be prepaid at any time, at the election of the Maker, without premium or penalty. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest. No interest shall accrue on the unpaid principal balance of this Note.

3. Use of Proceeds. This Note is being made in connection with Maker extending its termination date of September 8, 2022 for an additional three (3) months to December 8, 2022 (the “Initial Extension”). The Maker hereby represents, warrants and covenants to the Payee, that the entire principal amount will be used by the Maker solely for purposes of the Initial Extension pursuant to the Maker’s Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement, dated September 2, 2021, by and between Maker and Continental Stock Transfer & Trust Company, a New York limited liability trust company.

4. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

5. Events of Default. The following shall constitute an event of default (“Event of Default”):

(a) Failure to Make Required Payments. Failure by Maker to pay the principal amount due pursuant to this Note within seven (7) business days after the Maturity Date.

(b) Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

6. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 5(a) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 5(b) and 5(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

7. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

8. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

9. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered: (i) personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

10. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

11. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account established in connection with the Maker’s initial public offering (the “IPO”), and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever; provided, however, that upon the consummation of the Business Combination, Maker shall repay the principal balance of this Note out of the proceeds released to Maker from the trust account after payment to holders of the public shares in accordance with Section 4 hereof. The foregoing shall bind any permitted assignee or transferee of this Note.

13. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

14. Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

15. Conversion.

(a) Notwithstanding anything contained in this Note to the contrary, at Payee’s option, at any time after consummation of the Business Combination and prior to payment in full of the principal balance of this Note, Payee may elect to convert up to Two Million Eight Hundred Seventy Five Thousand Dollars ($2,875,000) of the unpaid principal balance of this Note into that number of units, each unit consisting of one share of Maker’s Class A Common Stock, par value $0.0001 per share (“Commons Stock”), and one-half of one warrant to purchase one share of Common Stock, with each whole warrant exercisable for one share of Common Stock upon the consummation of the Business Combination (the “Conversion Units”), equal to: (x) the portion of the principal amount of this Note being converted pursuant to this Section 15, divided by (y) $10.00, rounded up to the nearest whole number of unit. The Conversion Units shall be identical to the units issued by the Maker to the Payee in a private placement upon consummation of the IPO. The Conversion Units and their underlying securities, and any other equity security of Maker issued or issuable with respect to the foregoing by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, amalgamation, consolidation or reorganization, shall be entitled to the registration rights set forth in Section 16 hereof.

(b) Upon any complete or partial conversion of the principal amount of this Note, (i) such principal amount shall be so converted and such converted portion of this Note shall become fully paid and satisfied, (ii) Payee shall surrender and deliver this Note, duly endorsed, to Maker or such other address which Maker shall designate against delivery of the Conversion Units, (iii) Maker shall promptly deliver a new duly executed Note to Payee in the principal amount that remains outstanding, if any, after any such conversion and (iv) in exchange for all or any portion of the surrendered Note, Maker shall, at the direction of Payee, deliver to Payee (or its members or their respective affiliates) (Payee or such other persons, the “Holders”) the Conversion Units, which shall bear such legends as are required, in the opinion of counsel to Maker or by any other agreement between Maker and Payee and applicable state and federal securities laws.

(c) The Holders shall pay any and all issue and other taxes that may be payable with respect to any issue or delivery of the Conversion Units upon conversion of this Note pursuant hereto; provided, however, that the Holders shall not be obligated to pay any transfer taxes resulting from any transfer requested by the Holders in connection with any such conversion.

(d) The Conversion Units shall not be issued upon conversion of this Note unless such issuance and such conversion comply with all applicable provisions of law, including but not limited to the applicable rules and regulations of The Nasdaq Stock Market.

16. Registration Rights.

(a) Reference is made to that certain Registration Rights Agreement between Maker and the parties thereto, dated as of September 2, 2021 (the “Registration Rights Agreement”). All capitalized terms used in this Section 16 shall have the same meanings ascribed to them in the Registration Rights Agreement.

(b) The Holders shall be entitled to one Demand Registration with respect to the Conversion Units, which shall be subject to the same provisions as set forth in Section 2.1 of the Registration Rights Agreement.

(c) The Holders shall also be entitled to include the Conversion Units and their underlying securities in Piggyback Registrations, which shall be subject to the same provisions as set forth in Section 2.2 of the Registration Rights Agreement; provided, however, that in the event that an underwriter advises Maker that the Maximum Number of Securities has been exceeded with respect to a Piggyback Registration, the Holders shall not have any priority for inclusion in such Piggyback Registration.

(d) Except as set forth above, the Holders and Maker, as applicable, shall have all of the same rights, duties and obligations set forth in the Registration Rights Agreement.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

Digital World Acquisition Corp.

By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer

Exhibit 99.1

Digital World Acquisition Corp. Announces Sponsor Funding of Initial Three-Month Extension

and Further Adjournment of its Special Meeting of Stockholders

to Approve Additional Time to Complete its Initial Business Combination

The Company recommends all of its stockholders to vote FOR the Extension at the upcoming Special Meeting.

Miami, FL, September 8, 2022 — Digital World Acquisition Corp. (Nasdaq: DWAC) (“Digital World” or the “Company”) today announced that its sponsor, ARC Global Investments II LLC (the “Sponsor”), has deposited an aggregate of $2,875,000 (representing an additional $0.10 per public share) into the Company’s trust account for the benefit of its valued public stockholders. This additional contribution enables the Company to extend the date by which the Company has to complete its initial business combination for an initial three-month extension from September 8, 2022 to December 8, 2022. This is the first of two three-month extensions available under the Company’s current governing documents. Such contribution effectively increases the pro rata portion of the funds available in the Company’s trust account in the event of the consummation of an initial business combination, liquidation, or other redemption event, from approximately $10.20 per share to approximately $10.30 per share.

The Company is also further adjourning its special meeting of stockholders (the “Special Meeting”) from September 8, 2022 to 12:00 p.m. Eastern Time on Columbus Day, which falls on Monday, October 10, 2022. The Special Meeting, which was originally scheduled for September 6, 2022, is being further adjourned in order to solicit more votes toward quorum. The Special Meeting is for stockholders to consider amending the Company’s amended and restated certificate of incorporation (“Extension Amendment”) to extend the period of time available to complete a business combination up to four times, each by an additional three months, for an aggregate of 12 additional months (or until September 8, 2023) or such earlier date as determined by the Company’s Board of Directors. The Extension Amendment would effectively provide for an additional six months, past the two three-month extensions currently permitted by the Company’s existing governing documents, to complete a business combination. The Company plans to continue to solicit proxies for the Special Meeting until Columbus Day 2022, which falls on Monday October 10 this year.

Company recommends all of its stockholders to vote “FOR” the proposals submitted at the Special Meeting. Stockholders should endeavor to cast their votes prior to the Special Meeting online at their broker’s website or app, by phone at any of these numbers (786) 677-4893 or (786) 206-8970 or by phoning the Company’s proxy solicitor, Saratoga Proxy Consulting LLC, at (888) 368-0379 or (212) 257-1311.

Important: Digital World’s public filings and voting instructions can be found on its website, which is dwacspac.com. Patrick Orlando, Digital World’s CEO, is also disseminating important public information about Digital World on TruthSocial (“TRUTH”) and his handle is @thepatrickorlando on TRUTH. To receive updates about the Special Meeting, Stockholders may follow him on TRUTH if they already utilize the platform, or sign up for TRUTH and follow @thepatrickorlando if they are not on the platform just yet.

Patrick Orlando, CEO of Digital World, stated, “We are very excited to report that our Sponsor has contributed $2.875 million in additional funds to the trust fund for the benefit of the stockholders of Digital World Acquisition Corp. These funds provide not only for an initial three-month extension which gives us additional time to advance our business combination efforts but also means that there are more funds, close to $300 million (prior to any redemptions) in the SPAC’s trust alone, which could be utilized to fund the expansion and development plans of Digital World’s business combination target if such business combination is consummated. In order to get as many votes counted as possible from our valued stockholders, we are adjourning our meeting to Columbus Day 2022, which falls on Monday October 10th this year. We remind all stockholders to cast their vote and urge stockholders to vote “FOR” the one-year extension, which we feel will put Digital World in the best position for our valued stockholders. We are ultimately seeking the ability to extend up to 12 months to enable Digital World to have sufficient time to complete a business combination that our management and board believes will be most additive to stockholder value.”

Mr. Orlando added, “We continue to strongly believe that a stockholder vote to approve a one-year extension is important and in the best interests of our stockholders. As of today, those who have voted have overwhelmingly voted “FOR” the Extension Amendment, and we have added additional phone lines along with other resources to record the incoming participation; however, we feel it advisable to adjourn our meeting to continue to receive votes and to accommodate the sheer number of voters that have not yet been able to cast their vote. We are going to keep the vote open to permit, to the best of our ability, all of those stockholders who want to vote — whether a large institution, medium size stockholder, or a small retail stockholder with a single share — to have their vote counted. I believe we have some, if not the most, passionate and enthusiastic stockholders of any public company I know of, and I am extremely excited to be amazed by how many our stockholders put in the effort to vote and have their vote counted along with their fellow stockholders.”

The record date for the stockholders’ meeting to vote on the Extension Amendment remains the close of business on August 12, 2022 (the “Record Date”). Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the Record Date can vote, even if they have subsequently sold their shares. In connection with the adjourned date, the Company has further extended the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption in connection with the Extension Amendment to 5:00 p.m. Eastern Time on October 7, 2022. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares. Today’s Sponsor contribution has increased the per share redemption price in connection with the Extension Amendment from approximately $10.20 per share to approximately $10.30 per share.

Today’s Sponsor contribution was funded as a non-interest bearing loan that will either be paid upon earlier of consummation of an initial business combination or the company’s liquidation, or, at the lender’s discretion and subject to certain conditions, converted upon consummation of the initial business combination into additional into units, at a price of $10.00 per unit, identical to the units issued in the Company’s private placement that was consummated in connection with the Company’s initial public offering.

Additional Information and Where to Find It

Digital World urges investors, stockholders and other interested persons to read the definitive proxy statement dated August 25, 2022 (the “Extension Proxy Statement”), as well as other documents filed by Digital World with the Securities and Exchange Commission (the “SEC”), because these documents contain important information about Digital World and the Extension Amendment. The Extension Proxy Statement was first mailed to stockholders of Digital World as of a record date of August 12, 2022, on August 25, 2022. Stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov, www.dwacspac.com, or by directing a request to: info@dwacspac.com.

Digital World has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of Digital World, and a prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving Digital World and Trump Media & Technology Group Corp. (“TMTG”). The definitive proxy statement and other relevant documents will be mailed to stockholders of Digital World as of a record date to be established for voting on the Business Combination. Securityholders of Digital World and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Digital World’s solicitation of proxies for the special meetings to be held to approve the Business Combination because these documents will contain important information about Digital World, TMTG and the Business Combination. Digital World securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 3109 Grand Ave., #450, Miami, FL 33133.

Participants in Solicitation

Digital World and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Digital World in favor of the approval of the proposed Extension Amendment and the Business Combination. Securityholders of Digital World and other interested persons may obtain more information regarding the names and interests of Digital World’s directors and officers in the proposed Extension and the Business

Combination in Digital World’s filings with the SEC, including the Extension Proxy Statement and the Registration Statement, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors do not have any interests in Digital World or the proposed Extension Amendment other than with respect to their interests in the Business Combination, to the extent the Extension Amendment is effectuated.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Extension Amendment or Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Digital World, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Extension Amendment and the proposed Business Combination between Digital World and TMTG, including without limitation statements regarding the uncertainties relating to Digital World’s stockholder approval of the Extension Amendment, the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination and the private placement of Digital World (the “PIPE”), the implied enterprise value, future financial condition and performance of TMTG and the combined company after the closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemptions of Digital World’s public stockholders and the products and markets and expected future performance and market opportunities of TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Business Combination and the PIPE may not be completed in a timely manner or at all, which may adversely affect the price of Digital World’s securities, (ii) the risk that the Business Combination may not be completed by Digital World’s Business Combination deadline and the potential failure to obtain Digital World’s stockholder approval of the Extension Amendment, (iii) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE, including the approval of an Agreement and Plan of Merger, dated October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, and as it may further be amended or supplemented from time to time, the “Merger Agreement”) by the stockholders of Digital World, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by Digital World stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of TMTG, (x) the outcome of any legal proceedings that may be instituted against TMTG or against Digital World related to the Merger Agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) TruthSocial, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the ongoing COVID-19 pandemic and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xviii) those factors discussed in Digital World’s filings with the SEC and that that will be contained in the Extension Proxy Statement and the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of Digital World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Extension Proxy Statement, the Registration Statement and other documents to be filed by Digital World from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Digital World and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of Digital World or TMTG gives any assurance that Digital World, TMTG, or the combined company, will achieve its expectations.